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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT




    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 1994




                       CALIFORNIA ENERGY COMPANY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                      1-9874                94-2213782
       (STATE OR OTHER          (COMMISSION FILE NUMBER)     (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                             IDENTIFICATION NO.)



 10831 OLD MILL ROAD, OMAHA, NEBRASKA                             68154
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)





      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 330-8900



                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


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ITEM 5. OTHER EVENTS

   On December 5, 1994, California Energy Company, Inc., a Delaware corporation (the "Registrant"), CE Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Purchaser"), and Magma Power Company, a Nevada corporation ("Magma"), executed an Agreement and Plan of Merger, dated as of December 5, 1994 (the "Merger Agreement"), pursuant to which the Purchaser has commenced the Offer (as defined below) and, as soon as practicable after consummation of the Offer, will merge with and into Magma (the "Merger"). Magma will survive the Merger and become a wholly-owned subsidiary of the Registrant.

   Pursuant to the Merger Agreement, on December 9, 1994, the Registrant and the Purchaser commenced a tender offer (the "Offer") to purchase 12,400,000 shares of common stock, par value $0.10 per share, of Magma (the "Shares"), for $39.00 per Share, net to the seller in cash, without interest thereon. The 12,400,000 Shares sought pursuant to the Offer constitute approximately 51% of the Shares on a fully diluted basis. The Offer will expire at 12:00 midnight, New York City time, on Monday, January 9, 1995, unless the Offer is extended.

   Upon the effectiveness of the Merger, each outstanding Share (other than Shares held by the Registrant and the Purchaser) will be converted in the Merger into the right to receive, at the option of the Registrant, (i) the All Cash Component Amount (as defined below), net in cash, without interest thereon, or (ii) both (A) the Mixed Cash Component Amount (as defined below), net in cash, without interest thereon, and (B) the number of fully paid and nonassessable shares of common stock, par value $0.0675 per share, of the Registrant (the "Registrant Common Stock") equal to the quotient of (I) $39.00 less (II) the Mixed Cash Component Amount divided by the Average Closing Price (as defined below) (the All Cash Component Amount or (ii)(A) and (ii)(B), collectively, as applicable, being the "Merger Consideration"). The "Mixed Cash Component Amount" shall mean an amount equal to the quotient of (A) (x) $28.50 multiplied by the number of Shares outstanding at the Effective Time (as defined in the Merger Agreement) less (y) $39.00 multiplied by the number of Shares owned by Registrant and any of its affiliates immediately prior to the Effective Time, divided by (B) the number of Shares outstanding at the Effective Time (other than Shares owned by the Registrant and any of its affiliates). The "All Cash Component Amount" shall mean an amount equal to the quotient of (A)(x) $38.75 multiplied by the number of Shares outstanding at the Effective Time less (y) $39.00 multiplied by the number of Shares owned by the Registrant and any of its affiliates immediately prior to the Effective Time, divided by (B) the number of Shares outstanding at the Effective Time (other than Shares owned by the Registrant and any of its affiliates). The "Average Closing Price" shall mean the average closing price of Registrant Common Stock on the New York Stock Exchange during the 15 consecutive trading days ending on the fifth business day prior to the Effective Time; provided, however, that if such average closing price exceeds $18.73, the Average Closing Price shall be $18.73, and if such average closing price is less than $14.27, the Average Closing Price shall be $14.27 (such proviso being the "Collar Provision").

   The foregoing formula for determining the consideration to be paid in the Merger was determined so that (i) if CECI determines to pay the Merger Consideration with a combination of cash and CECI Common Stock, the consideration paid by CECI in the Offer and the Merger would consist, on a blended basis, of $28.50 per Share in cash and $10.50 per Share in market value of CECI Common Stock, based on the Average Closing Price and subject to the Collar Provision, and (ii) if CECI determines to pay only cash consideration in the Merger, the blended consideration paid by CECI in the Offer and the Merger would be $38.75 per Share. The consideration to be paid in the Offer and the Merger, including the terms of the Collar Provision, was negotiated on an arms' length basis between CECI and the Company. The purpose of the Collar Provision is to limit the number of shares of CECI Common Stock required to be issued in the Merger if the Average Closing Price is less than $14.27 and to establish a minimum number of shares of CECI Common Stock required to be issued in the Merger if the Average Closing Price exceeds $18.73.

   The Purchaser estimates that the total amount of funds required to purchase all Shares sought pursuant to the Offer will be approximately $483.6 million. The Purchaser estimates that approximately an additional $212.5 million will be required to effectuate the Merger or, if CECI elects to pay only cash consideration in the Merger, approximately an additional $463 million will be required.

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   On December 9, 1994, the Purchaser filed a Tender Offer Statement on
Schedule 14D-1 (the "Schedule 14D-1") relating to the Offer with the Securities and Exchange Commission pursuant to Rule 14d-3 under the Securities Exchange Act of 1934, as amended, a copy of which is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the Offer to Purchase, dated December 9, 1994, which appears as Exhibit (a)(1) to the Schedule 14D-1, and the Merger Agreement, which appears as Exhibit (c)(3) to the Schedule 14D-1, both of which are hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial statements of businesses acquired: None.

   (b) Pro forma financial information: None.

   (c) Exhibits:

       99.1 Tender Offer Statement on Schedule 14D-1 filed with the Securities and Exchange Commission on December 9, 1994 pursuant to the Securities Exchange Act of 1934, as amended.





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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CALIFORNIA ENERGY COMPANY, INC.


                                By:    /s/ Steven A. McArthur
                                Name:  Steven A. McArthur
                                Title: Senior Vice President, General
                                       Counsel and Secretary


December 9, 1994











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                                EXHIBIT INDEX

 EXHIBIT                                                                                           PAGE
- -----------  ----------------------------------------------------------------------------------  --------
99.1         Tender Offer Statement on Schedule 14D-1 filed with the Securities and Exchange
             Commission on December 9, 1994 pursuant to the Securities Exchange Act of 1934, as amended.